PURCHASE OF NON-CONTROLLING INTEREST	6 Months Ended
Jun. 30, 2022
PURCHASE OF NON-CONTROLLING INTEREST
PURCHASE OF NONCONTROLLING INTEREST

20.  PURCHASE OF NON-CONTROLLING INTEREST

In September 2021, the Company entered into a Membership Interest Purchase Agreement and certain other auxiliary agreements with Viking Data Centers, LLC (“Viking Data Centers”) to acquire the 51% equity interest in Asgard Data Centers LLC (“Asgard”), which intended to operate a cryptocurrency mining data center in Ohio (the “Ohio Mining Site”). In October 2021, the Company increased its equity interest ownership in the Ohio Mining Site to 55%. The Ohio mining site has a total planned power capacity up to 150 megawatts (“MW”).

In June 2022, the Company entered into an agreement with Viking Data Centers that the Company agreed to purchase all remaining equity interest from Viking Data Centers for approximately US$17,785, by transferring certain assets that represent 67.5MW, or 45%, of total planned power capacity at the Ohio Mining Site. After completion of the transaction, the Company has exclusive access to 82.5MW of planned electrical power and Viking Data Centers has exclusive access to the remaining 67.5MW, in accordance to their respective equity ownership immediately prior to the transaction.

The following table summarizes the assets transferred:

Amount
US$
Construction in progress	5,863
Other non-current assets	4,902
Intangible assets, net	7,020
Total	17,785

Net book value of the non-controlling interest purchased was approximately US$16,689 and the difference between the assets transferred and net book of the non-controlling interest purchased was recognized in additional paid-in capital.